UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

#SPECIMEN#     We need your vote now for the Aquila Funds Trust Special Meeting!

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SPECIMEN

AQUILA FUNDS

2024 Special Meeting

Vote by July 11, 2024

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of April 15, 2024

Account Number: 3456789012345678901	Meeting Date: July 12, 2024

Control Number: 0123456789012345	CUSIP: 03841H109

View documents:

Proxy Statement |

© 2024 Broadridge Financial Solutions Inc.
P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement

#SPECIMEN#     We need your vote now for the Aquila Funds Trust Special Meeting!

%R93458_0_0123456789012345_0000001%

SPECIMEN

AQUILA FUNDS

2024 Special Meeting

Vote by July 11, 2024

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of April 15, 2024

Account Number: 3456789012345678901	Meeting Date: July 12, 2024

Control Number: 0123456789012345	CUSIP: 03841H109

View documents:

Proxy Statement |

© 2024 Broadridge Financial Solutions Inc.
P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement

#SPECIMEN#     We need your vote now for the Aquila Funds Trust Special Meeting!

%R93456_0_0123456789012345_0000001%

SPECIMEN

AQUILA FUNDS

2024 Special Meeting

Vote by July 11, 2024

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of April 15, 2024

Account Number: 3456789012345678901	Meeting Date: July 12, 2024

Control Number: 0123456789012345	CUSIP: 03839M102

View documents:

Proxy Statement |

© 2024 Broadridge Financial Solutions Inc.
P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement

#SPECIMEN#     We need your vote now for the Aquila Funds Trust Special Meeting!

%R93460_0_0123456789012345_0000001%

SPECIMEN

AQUILA FUNDS

2024 Special Meeting

Vote by July 11, 2024

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of April 15, 2024

Account Number: 3456789012345678901	Meeting Date: July 12, 2024

Control Number: 0123456789012345	CUSIP: 03839M102

View documents:

Proxy Statement |

© 2024 Broadridge Financial Solutions Inc.
P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement